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                                                                    EXHIBIT 23.1

                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated April 15, 2003, appearing in this Annual Report on Form 10-K of Bio-logic Systems Corp. for the year ended February 28, 2003.

                                                         GRANT THORNTON LLP

May 29, 2003